Supplement dated February 22, 2024
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectuses dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
This supplement supersedes and replaces the supplement dated December 15, 2023 to your prospectus.
The following disclosure changes are hereby made to the prospectus:
The Board of Directors (the "Board") of AB Variable Products Series Fund, Inc. (the "Fund"), approved the liquidation (the "Liquidation") of the AB VPS Sustainable International Thematic Portfolio: Class B, which will result in the Fund being liquidated. The liquidation is expected to occur on or about April 15, 2024 (the "Liquidation Date").
As a result of the Board’s actions, effective April 11, 2024 the AB VPS Sustainable International Thematic Portfolio: Class B is no longer available to receive transfers or new purchase payments.
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Fund are deleted.
ISP-0769